                                  EXHIBIT 10.11

                     ASSET PURCHASE AGREEMENT BY AND BETWEEN

           S&S ACQUISITION CORP. AND FAMILY LIFE REALTY SERVICES, INC.

                             DATED JANUARY 16, 1997

                            ASSET PURCHASE AGREEMENT

         ASSET PURCHASE AGREEMENT, dated as of January 16, 1997, between S & S Acquisition Corp., a New Jersey corporation ("SELLER"), and FamilyLife Realty Services, Inc., a Michigan corporation ("BUYER ').

                              PRELIMINARY STATEMENT

         Seller is a franchisor selling master regional franchises and real estate franchises under the names and related trademarks "National Real Estate Service" and "Red Carpet". The franchises permit the use of a proprietary system developed by Seller which assists individuals and businesses in buying and selling real estate (the "BUSINESS").

         Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, all of Seller's right, title and interest in and to certain assets of Seller relating to or in connection with the Business as specifically set forth herein.

         NOW THEREFORE, in consideration of the mutual benefits to be derived from this Agreement, the parties represent, warrant, and agree as follows:

SECTION 1. PURCHASE AND SALE OF ASSETS.

         1.1 PURCHASE AND SALE. At the Closing (as defined below), and upon the terms set forth herein, Seller will sell, transfer, assign, convey, grant, and deliver to Buyer, and Buyer will purchase and acquire from Seller, all right, title, and interest of Seller in and to the following assets of Seller, which are all Seller's assets (other than cash or cash equivalents except as set forth in subparagraphs (c) and (d) below) used in conducting the Business (collectively, the "ASSETS"), free and clear of all liabilities, obligations, liens, encumbrances or charges, other than as expressly set forth herein:

                  (a) all Seller's rights under existing franchise agreements relating to the Business, each of which is listed on SCHEDULE 1.1(a)(i), and the leases, contracts and agreements to which Seller is a party or by which its assets may be bound which expressly or implicitly relate to the Business and which Buyer agrees to assume, each of which is listed on SCHEDULE 1.1(a)(II) (collectively, the "CONTRACTS");

                  (b) all trademarks, service marks, copyrights, logos and designations used by Seller in connection with the Business and listed on
SCHEDULE 1.1(b), and all trademark and copyright applications and registrations therefor and the goodwill related thereto (collectively, the "INTANGIBLE PROPERTY");

                  (c) cash representing the amount of net earnings received by Seller from operating the Business from the date hereof until the Closing Date (as defined below);

                  (d) the trade and other accounts receivable for continuing fee and royalty accounts receivable owed to Seller under the franchise agreements and unpaid as of the Closing (collectively, the "RECEIVABLES"), including without limitation those Receivables listed on SCHEDULE 1. 1 (d);

                  (e) all computer equipment used by Seller in connection with the Business and all computer software used by Seller in connection with the Business, excluding the workstations used by Meredith Price and Diana Karrenberg, and including without limitation the hardware and software listed on SCHEDULE 1.1(e), PROVIDED, HOWEVER, that Buyer shall provide Seller with a copy of and grants, and Seller shall receive, a perpetual, non-exclusive, royalty-free license to use the computer software in connection with performing Seller's obligations under that certain Services Agreement dated February 1, 1997, between Seller and Realty Information Systems, Inc., which license Seller can transfer to American Pacific Financial Group.

                  (f) all permits, approvals, certifications, authorizations, and licenses from, and notices and filings with federal, state, and local governmental authorities relating to the Business and the Contracts, to the extent they are transferable on the Closing Date; and

                  (g) all financial and other business records and information relating to the Business or any of the Assets, including without limitation all Contracts and other agreements and all Uniform Franchise Offering Circulars and other disclosure documents.

         1.2 ASSUMPTION OF LIABILITIES. Except as hereinafter expressly provided, Buyer shall assume no liabilities or obligations relating to the Assets or the Business, it being expressly acknowledged and agreed by the parties that all such liabilities and obligations, whether now existing or arising in the future, fixed or contingent, known or unknown, shall be and remain Seller's liabilities and obligations. Notwithstanding the foregoing, Buyer agrees to assume at the Closing (a) Seller's obligations under and in accordance with the Contracts which arise in the ordinary course of business on or after the Closing Date, and (b) an obligation of approximately $30,000 asserted by National Real Estate Services of Illinois, Inc., against Seller ((a) and (b), collectively, the "ASSUMED LIABILITIES").

         1.3 PURCHASE PRICE. The purchase price for the Assets shall consist of the sum of $50,000 (the "CASH PORTION"), the Warrant (as defined below), and 70,000 shares of the common stock of HomeLife, Inc. ("HOMELIFE"), a Nevada corporation (the "INITIAL SHARES", with an intended aggregate value as of the Closing of approximately $400,000. The Initial Shares, as adjusted pursuant to Section 1.4(a), collectively with the Warrant and the Cash Portion, are referred to herein as the "PURCHASE PRICE".

         1.4 ADJUSTMENT TO PURCHASE PRICE; REGISTRATION RIGHTS. (a) If the average closing price of HomeLife's common stock for the ten trading days prior to the date Seller gives notice of its request for registration under
Section 1.4(b) (the "CLOSING PRICE" is not at least $5.00 per share, Buyer shall cause HomeLife to promptly issue to Seller additional shares of HomeLife's common stock sufficient to provide Seller with an aggregate number of shares of HomeLife's common stock (including the Initial Shares, the "HOMELIFE SHARES"), valued at the Closing Price, worth an amount equal to the Initial Shares multiplied by $5.00 per share, and the Purchase Price shall be so adjusted.

                         (b) In order to provide stability in the operations
of Buyer and HomeLife, and to assist in complying with state and Federal securities laws, the HomeLife Shares being issued as part of the Purchase Price will be restricted securities and the certificates representing the Shares will contain an appropriate legend. If, at any time during the period from twelve months following the Closing Date until twenty months following the Closing Date, Seller desires to sell or otherwise transfer any portion of the HomeLife Shares within the United States, it shall provide written notification of such desire, and Buyer shall cause HomeLife to cause the identified HomeLife Shares to be duly registered or exempted from registration under any appropriate state and Federal securities laws at HomeLife's expense and as expeditiously as reasonably possible, and further, at Seller's written request, to assist Seller in selling or otherwise transferring such HomeLife Shares.

         1.5 PAYMENT OF PURCHASE PRICE. On the Closing Date, the Cash Portion of the Purchase Price, less the deposit of $25,000 previously delivered to Seller (the "DEPOSIT"), shall be paid to Seller by 2:00 p.m., Newport Beach, California, time, by certified or cashier's check or by such other method as Seller and Buyer may agree. The Initial Shares and the Warrant shall be delivered to Seller at the Closing, registered in Seller's name.

         1.6 WARRANTS. The "WARRANT" means the Warrant to Purchase common Stock to be issued by Buyer substantially in the form attached as EXHIBIT 1, evidencing warrants to purchase up to 200,000 shares of the common stock of HomeLife.

SECTION 2. THE CLOSING. The closing of the transactions contemplated by this Agreement (the "CLOSING') shall occur at the offices of Dickinson, Wright, Moon, Van Dusen & Freeman, 500 Woodward Ave., 40TH Floor, Detroit, Michigan 48226, or such other place as the parties hereto shall designate in writing. The Closing shall occur on the date as agreed to by Buyer and Seller (the "CLOSING DATE"), which date shall occur no later than March 1, 1997. Notwithstanding the Closing Date, the transactions evidenced by this Agreement shall be deemed effective as of January 16, 1997 (the "EFFECTIVE DATE"), and each party agrees to take all such actions as may be deemed by Buyer to be required or reasonably necessary to provide Buyer with the benefits of the transactions as of such date.

SECTION 3. REPRESENTATIONS AND WARRANTIES OF SELLER. Seller represents, warrants, and agrees as follows:

         3.1 ORGANIZATION AND STANDING OF SELLER . Seller is a corporation duly organized, validly existing, and in good standing under the laws of the State of New Jersey and has full power and authority to carry on the Business as now conducted and to own or lease its assets and properties as now owned or leased. Seller is duly qualified or licensed to do business as a foreign corporation and is in good standing in the jurisdictions in which the nature of the Business conducted by it, or its ownership or leasing of properties, makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on Seller's financial condition or results of operations.

         3.2 AUTHORITY OF SELLER. The execution, delivery and performance of this Agreement by Seller and the consummation by Seller of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of Seller. This Agreement has been duly executed and validly delivered by Seller and is a valid and binding agreement of Seller, enforceable against it in accordance with its terms, except as may be limited by or subject to any bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally.

         3.3 TITLE TO ASSETS; EFFECT OF AGREEMENT. (a) Seller is, and at the Closing shall be, the owner of the Assets and shall sell and transfer to Buyer at the Closing good and marketable title to the Assets, free and clear of all liens, charges, claims, or encumbrances of any nature. Seller does not warrant or represent that SCHEDULE 1.1(a)(I) contains a complete and accurate description of all existing franchise agreements relating to the Business.
SCHEDULE 1.1(b) contains a complete and accurate description of all Intellectual Property presently used or useful in the Business.

                  (b) The execution, delivery, and performance of this Agreement and consummation of the transactions contemplated herein by Seller will not, with or without the giving of notice or the lapse of time, or both,
(i) violate any provision of law, statute, rule, or regulation to which Seller is subject, (ii) violate any judgment, order, writ, or decree of any court or other tribunal or any agency applicable to Seller, or (iii) result in the breach of or conflict with any term, covenant, condition, or provision of, or result in the creation of any lien or encumbrance on the Assets under, or result in the modification or termination of, or constitute a default under, Seller's Certificate of Incorporation or Bylaws, or any commitments, contracts, or other agreements or instruments to which Seller is a party or by which any of the Assets is or may be bound.

         3.4 BROKERS AND FINDERS. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission payable by Seller in connection with the transactions contemplated by this Agreement, based upon arrangements made by or on behalf of Seller or any of its affiliates.

         3.5 TRADEMARKS AND COPYRIGHTS. SCHEDULE 1.1(b) is a complete and accurate list of all registrations issued and all applications pending for all Intellectual Property used by Seller in the Business. Except for the license contained in the Agreement dated May 7, 1996, between Seller and The Keim Group, Ltd., and except as otherwise set forth in SCHEDULE 3.5, Seller has not licensed, sublicensed, assigned or otherwise conveyed the Intellectual Property, or any right, title or interest therein, to any other person.

         3.6 LITIGATION. SCHEDULE 3.6 sets forth a complete and accurate list of all litigation, actions, investigations, arbitrations, or other proceedings currently pending or threatened to which Seller is a party. Seller is not subject to any outstanding order, writ, injunction, or decree of any court, government, governmental authority or agency, or arbitration tribunal against it or affecting or relating to the Assets or the Business which could have a material adverse effect on the Assets or the Business.

         3.7 INVESTMENT REPRESENTATIONS. Seller is acquiring the HomeLife Shares and the Warrant (collectively, the "HOMELIFE SECURITIES"), which constitute a portion of the Purchase Price, for investment and not with a view to, or for resale in connection with, any distribution of such securities except in compliance with applicable state and Federal law. Seller's headquarters address is 102 West 500 South, Suite 405, Salt Lake City, Utah 84101. Seller acknowledges that the HomeLife Securities will not be registered under the Securities Act of 1933, as amended, or any state securities laws, based on exemptions from such laws, and that the HomeLife Securities may not be sold or otherwise transferred without registration under or exemption from the provisions of applicable securities laws, and that a legend to that effect will be placed on the certificates evidencing these securities.

SECTION 4. REPRESENTATIONS AND WARRANTIES OF BUYER. Buyer represents, warrants, and agrees as follows:

         4.1. ORGANIZATION AND STANDING OF BUYER . Buyer is a corporation duly organized, validly existing, and in good standing under the laws of the State of Michigan and has full power and authority to carry on its business as now conducted and to own or lease its assets and properties as now owned or leased.

         4.2 AUTHORITY OF BUYER. The execution, delivery and performance of this Agreement by Buyer and the consummation by Buyer of the transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of Buyer and all necessary actions required to be taken under Buyer's Articles of Incorporation and Bylaws have been taken. This Agreement has been duly executed and delivered by Buyer and is a valid and binding agreement of Buyer, enforceable against it in accordance with its terms, except as may be limited by or subject to any bankruptcy insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights.

         4.3 EFFECT OF AGREEMENT. The execution, delivery, and performance of this Agreement and consummation of the transactions contemplated herein by Buyer will not, with or. without the giving of notice or the lapse of time, or both, (a) violate any provision of law, statute, rule, or regulation to which Buyer may be subject, (b) violate any judgment, order, writ, or decree of any court or other tribunal or any agency applicable to Buyer or its properties, or (c) result in the breach of or conflict with any term, covenant, condition, or provision of, or result in the creation of any lien or encumbrance on its assets under, or result in the modification or termination of, or constitute a default under, Buyer's Articles of Incorporation or Bylaws, or any commitments, contracts, or other agreements or instruments to which Buyer is a party or by which any of its assets or properties is or may be bound or affected.

         4.4 BROKERS AND FINDERS. No broker, finder or investment banker is entitled to any brokerage, finder's, or other fee or commission payable by Buyer in connection with the transactions contemplated by this Agreement, based upon arrangements made by or on behalf of Buyer or any of its affiliates.

SECTION 5. CERTAIN COVENANTS AND AGREEMENTS.

          5.1 CONDUCT OF SELLER PRIOR TO CLOSING. From the date hereof and until the Closing Date, Seller shall:

                  (a) not purchase, sell, lease, transfer or dispose of any of the Assets;

                  (b) use its best efforts to preserve Seller's present organization and goodwill intact, including the present business relationships and goodwill with customers, suppliers, and others having dealings with the Business;

                  (c) pay all costs, expenses, liabilities, and capital expenditures of Seller relating to the Business in the ordinary course when due other than the Assumed Liabilities; and

                  (d) provide Buyer and its employees, counsel, accountants, and advisors with full access upon reasonable notice during normal business hours to all of the properties, personnel, financial and operating data, books, contracts, and records of Seller relating to the Assets in connection with reviewing Seller and its operations, provide such further access and information as Buyer may reasonably request from time to time, and in general to cooperate fully with Buyer and to assist Buyer in its review and investigation of the Business and the Assets.

         5.2 CONSENTS TO ASSIGNMENT. Seller shall use all reasonable efforts to obtain, at its expense, all consents and approvals necessary to assign the Contracts to Buyer at the Closing. Seller shall not be required to assign any Contract if a required consent is not obtained, and Buyer shall not be required to assume any such Contract.

SECTION 6. INDEMNIFICATION.

         6.1 BUYER'S INDEMNIFICATION. Buyer shall indemnify and harmless Seller and its officers, directors, agents, and affiliates from and against:

                  the Assumed Liabilities;

                  (b) any and all losses and liabilities of any kind whatsoever incurred by Buyer in the operation of the Business on or after the Effective Date; and

                  (c) any and all losses and liabilities of any kind whatsoever incurred by Seller resulting from any breach of a representation or warranty made by Buyer in this Agreement.

          6.2 SELLER'S INDEMNIFICATION. Seller shall indemnify and hold harmless Buyer and its officers, directors, agents, and affiliates from and against:

                  (a) any and all liabilities and obligations of Seller of any nature whatsoever, except for the Assumed, Liabilities;

                  (b) any and all actions, suits, claims, or legal, administrative, arbitration, governmental, or other proceedings or investigations (collectively, "ACTIONS') that relate to Seller or the Business and in which the principal events giving rise thereto occurred prior to the Effective Date or which result from or arise out of any action or inaction prior to the Effective Date of Seller or any director, officer, employee, agent, representative or subcontractor of Seller, except for the Assumed Liabilities, and PROVIDED that the indemnity contained in this subparagraph shall not extend to any events occurring after the Effective Date or any action or inaction of Buyer or any director, officer, employee, agent, representative or subcontractor of Buyer; and any and all losses and liabilities of any kind whatsoever incurred by Buyer resulting from any breach of a representation or warranty made by Seller in this Agreement.

         6.3 INDEMNIFICATION PROCEDURES. Each party agrees promptly to give the other written notice of any assertion by any third party against it as to which it may request indemnification hereunder. The indemnifying party hereunder shall have the right, upon notice to the other within 30 days after receiving any such notice, to defend with counsel satisfactory to the indemnified party any such third party suits, claims, or proceedings, but the indemnified party may participate in the defense of any such suit, claim, or proceeding at its expense. Each party agrees not to settle or compromise any such third party suit, claim, or proceeding without the prior written consent of the other.

SECTION 7.        CONDITIONS TO CLOSING.

          7.1 CONDITIONS TO BUYER'S OBLIGATION TO CLOSE. The obligation to close hereunder shall be subject to the following conditions:

                  (a) The representations and warranties of Seller shall be correct and complete in all material respects at and as of the Closing Date as though such representations and warranties were made on and as of the Closing Date;

                  (b) Seller shall have performed and complied in all material respects with the covenants, conditions and other obligations under this Agreement which are to be performed or complied with by it on or prior to the Closing Date;

                  (c) Buyer shall have received a certificate executed by an officer of Seller, reasonably satisfactory to Buyer, certifying that the conditions specified in Sections 7.1(a) and (b) have been satisfied; and

                  (d) Buyer shall have determined that the term for Seller's franchise agreement with National Real Estate Services of Illinois, Inc., relating to its offices in the Chicago area does not expire before January 16, 2007;

                  (e) Seller shall have delivered to Buyer all such assignments, bills of sale, licenses, and other instruments of transfer as reasonably requested by Buyer and any consents required to evidence or effect the sale, assignment, transfer, and delivery to Buyer of the Assets as provided herein.

     7.2 CONDITIONS TO SELLER'S OBLIGATION TO CLOSE. The obligation of Seller to close hereunder shall be subject to the following conditions:

                  (a) The representations and warranties of Buyer contained in this Agreement shall be correct and complete in all material respects at and as of the Closing Date as though such representations and warranties were made on and as of the Closing Date;

                  (b) Buyer shall have performed and complied in all material respects with the covenants, conditions and other obligations under this Agreement which are to be performed or complied with by it on or prior to the Closing Date;

                  (c) Seller shall have received a certificate executed by an officer of Buyer, reasonably satisfactory to Seller, certifying that the conditions specified in Sections 7.2(a) and (b) have been satisfied;

                  (d) Seller shall have received from Buyer one or more written instruments of assumption satisfactory to Seller and its counsel to effect or evidence the assumption by Buyer of the Assumed Liabilities; and

                  (e) Seller shall have received from Buyer the Purchase Price in accordance with Section 1.4.

     7.3 CONDITION TO EACH PARTY'S OBLIGATIONS TO CLOSE. The obligations of the parties to close hereunder shall be subject to the following condition:

                  No action, suit or proceeding before any court or any governmental or regulatory authority shall have been commenced, no investigation by any governmental or regulatory authority shall have been commenced, and no action, investigation, suit or proceeding shall have been threatened, against Seller or Buyer or any of their respective affiliates, officers or directors, seeking to restrain, prevent or change the transactions contemplated hereby, questioning the validity or legality of any of such transactions, or seeking damages in connection with any such transactions.

SECTION 8.        MISCELLANEOUS.

                  8.1 TERMINATION. This Agreement may be terminated at any time prior to the Closing Date (a) by mutual consent of Buyer and Seller, (b) by Buyer if, at any time prior to the Closing, there shall occur, a material breach of any of Seller's representations, warranties, or covenants contained in this Agreement and such breach would materially and adversely affect the benefits to be derived by Buyer from the transactions contemplated hereby,
(c) by Seller if, at any time prior to the Closing, there shall occur a material breach of any of Buyer's or HomeLife's representations, warranties, or covenants contained in this Agreement or the attached Acknowledgment and such breach would materially and adversely affect the benefits to be derived by Seller from the transactions contemplated hereby, or (d) by Buyer or Seller if the Closing shall not have been consummated on or before March 1, 1997, PROVIDED that the right to terminate this Agreement under this section shall not be available to any party whose breach of its representations and warranties in this Agreement or whose failure to perform any of its covenants and agreements under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such date. Upon any termination hereunder, other than a termination under subsection (c) above, Seller shall immediately return to Buyer the Deposit (presently $25,000) then held by Seller, without interest.

                  8.2 CONFIDENTIALITY AGREEMENT. Unless and until the Closing is consummated, Buyer, Seller, and their respective officers, directors and representatives, as the case may be (each a "RECIPIENT"), will keep confidential any and all information which is or has been furnished to it by or on behalf of Seller or Buyer (each a "Provider") in connection with the transactions contemplated by this Agreement (the "CONFIDENTIAL INFORMATION"), and shall use the Confidential Information solely in connection with the transactions contemplated by this Agreement. If this Agreement is terminated, the Recipient shall promptly return all Confidential Information to the Provider and either destroy any writings prepared by or on behalf of Recipient based on Confidential Information (and certify such destruction to the Provider) or deliver any and all such writings to the Provider. Confidential Information does not include information which is or becomes (but only when it becomes) generally available to the public other than as a result of disclosure in violation of this provision.

                  8.3 NOTICE. All notices, requests, demands and other communications which are required or permitted hereunder shall be in writing and shall be deemed to have been duly given when delivered personally or by telecopy, or when mailed by registered or certified mail, postage prepaid, return receipt requested, as follows:

                  If to Buyer, to the following:

                  FamilyLife Realty Services, Inc.
                  4100 Newport Place, Suite 730
                  Newport Beach, CA 92660
                  Attention: Chairman

                  If to Seller, to the following:

                  S & S Acquisition Corp.
                  102 West 500 South, Suite 405
                  Salt Lake City, UT 84101
                  Attention:  Meredith Price

or to such other address as any party may designate from time to time by written notice to the other given in the foregoing manner.

         8.4 EXPENSES. Seller and Buyer shall bear equally any transfer, sales, use, and similar taxes levied, assessed, or payable in connection with the sale, assignments, other transfers and/or uses made in connection with this Agreement. Subject to the foregoing, and except as otherwise provided herein, each of the parties hereto shall bear the expenses separately incurred by them in connection herewith.

         8.5 BULK SALES. Buyer waives compliance with the provisions of any applicable bulk sales laws or similar laws, including without limitation any notice requirements to state tax authorities, and Seller agrees to indemnify Buyer and hold Buyer harmless against all claims by creditors of Seller or state tax authorities by reason of Buyer's noncompliance with such provisions.

         8.6 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Michigan, without regard to principles of conflict of laws.

         8.7 ENTIRE AGREEMENT; MODIFICATION. This Agreement supersedes any and all oral or written agreements heretofore made relating to the subject matter hereof and constitutes the entire agreement of the parties relating to the subject matter hereof. This Agreement may not be changed or modified except by an agreement in writing signed by Seller and Buyer.

         8.8 NO IMPLIED RIGHTS OR REMEDIES. Except as otherwise expressly provided herein, nothing herein expressed or implied is intended or shall be construed to confer upon or to give any person, firm or corporation, other than the parties hereto, any rights or remedies under or by reason of this Agreement.

         8.9 HEADINGS. The headings in this Agreement are inserted for convenience of reference only and shall not be a part of or affect the meaning of this Agreement.

         8.10 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         8.11 SUCCESSORS AND ASSIGNMENT. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, but no party shall have the right to assign this Agreement without the prior written consent of the other party, except that Buyer may assign all or a portion of its rights and obligations hereunder to any entity which controls, is controlled by, or is under common control with Buyer.

         8.12 SURVIVAL OF REPRESENTATIONS, WARRANTIES, AND OBLIGATIONS. All representations and warranties made by the parties in this Agreement, any Schedule hereto, or any certificate, document or instrument delivered at the Closing, shall survive the Closing indefinitely, notwithstanding any investigation or audit conducted by any party before or after the Closing or the decision of any party to consummate the transactions contemplated hereby. All rights and obligations of the parties contained in this Agreement shall survive the Closing indefinitely, including without limitation the obligations contained in Sections 1. 1(e), 1.4, 6.1, 6.2, 6.3, 8.2. 8.3. 8.4.
8.5, 8.11, and 8.13.

         8.13 PUBLIC ANNOUNCEMENTS. Neither of Buyer or Seller shall make, issue, or release any oral or written public announcement or statement concerning or publicly reveal the transactions under this Agreement without first obtaining the other party's prior written approval of the contents of such announcement or statement, except that, after the Closing, Buyer may make such announcements as it deems necessary or appropriate.

         IN WITNESS WHEREOF, the parties have executed and d Agreement as of the date first written above.

                                               S & S Acquisition Corp.

                                               By: /s/ Meredith Price
                                                  ----------------------------
                                                  Meredith Price
                                               Its: President

                                               FamilyLife Realty Services, Inc.,

                                               By: /s/ Andrew Cimerman
                                                  ----------------------------
                                                  Andrew Cimerman
                                               Its:  Chairman

                                 ACKNOWLEDGMENT

         HomeLife, Inc., a Nevada corporation ("HOMELIFE"), executes this Acknowledgment to acknowledge and accept the obligations imposed upon it under Sections 1.3 and 1.4 of the above Asset Purchase Agreement (the "Agreement"), and to represent and warrant to Seller that the HomeLife Shares to be issued to Seller under Sections 1.3 and 1.4(a), and the shares of HomeLife's common stock to be issued under the Warrant, upon such issuance in accordance with the Agreement and the Warrant, will be issued for full and fair consideration under the circumstances and will be duly authorized, validly issued, fully paid, and non-assessable. Terms used but not defined in this Acknowledgment shall have the meanings ascribed thereto in the Agreement.

Executed as of the date first set forth above.

                                               HomeLife, Inc.

                                               By: /s/ Andrew Cimerman
                                                  ----------------------------
                                                  Andrew Cimerman
                                                  Its:  Chairman

                         LIST OF SCHEDULES AND EXHIBITS

                                    SCHEDULES

         Schedule 1.1(a)(i)         List of Franchise Agreements

         Schedule 1.1(a)(ii)        List of Other Assumed Contracts

         Schedule 1.1(b)            List of Trademarks

         Schedule 1.1(c)            Receivables

         Schedule 1.1(d)            Computer Hardware and Software

         Schedule 3.6               Litigation

EXHIBITS

         Exhibit I                  Warrant to Purchase Common Stock

                               Schedule 1.1(a)(i)

                          NATIONAL REAL ESTATE SERVICE

                       OFFICE DIRECTORY - JANUARY 20, 1997

CORPORATE HEADQUARTERS
102 West 500 South, Suite 600, P.O. Box 45828,
Salt Lake City, UT 84145-0828
(801)355-0888 (800)355-0744 (800)654-7653 Fax: (801)521-6018

ADMINISTRATION
President: Meredith Price
Chief Administrative Officer: Diana Karrenberg
Chief Executive Officer: Chris Papineau
Director of Computer Operations: Hugh Dolden

DIRECT QUESTIONS TO THE FOLLOWING:

Administrative: Diana Karrenberg
Accounts Receivable: Robin Brown
Accounts Payable: Diana Karrenberg
Address/Phone Updates: Lyndee Fonnesbeck/Robin Brown
Computer Support: Hugh Dolden/Lyndee Fonnesbeck
Order Tracking & Listing Entry: Lyndee Fonnesbeck

ARIZONA

AZ02- FLAGSTAFF, AZ
NATIONAL THE FLAGSTAFF
CONNECTION
604 NORTH BEAVER STREET
FLAGSTAFF, AZ 86001
(520)526-3737/ FAX:556-0292
BROKER/MANAGER WANDA QUAYLE

AZ03- GLENDALE, AZ
NATIONAL SCHOFIELD
6611 - 7 WEST PEORIA AVENUE
GLENDALE, AZ 85302
(602)878-7808/ FAX:878-1204
BROKER W.T. "SCHO" SCHOFIELD

AZ04- KINGMAN, AZ
NATIONAL JEAN WHITE REALTY
3001 E. ANDY DEVINE
KINGMAN, AZ 86401
(520)753-5507/ FAX:753-1958
BROKER JEAN WHITE

AZ06- MESA
NATIONAL LOWE & ASSOCIATES
240 W. MAIN STREET
MESA, AZ 85201
(602)833-8871/ FAX:833-8873
BROKER RICHARD W. LOWE
MANAGER ROSALIE LOWE

AZ07- PHOENIX, AZ
NATIONAL ADVANTAGE
3518 - D WEST CACTUS ROAD
PHOENIX, AZ 85029
(602)978-1002/ FAX:978-2835
BROKER JAMES L. HART

AZ08- PHOENIX, AZ
NATIONAL CAMELPEAKS
4545 NORTH 36TH STREET, 111
PHOENTX, AZ 85018
(602)957-3300/ FAX:957-9533
BROKER PEGGY YUNGHAH

AZ10- PHOENIX, AZ
NATIONAL WESTERN VISTAS
10540 W. INDIAN SCHOOL, SUITE I A
PHOENTX, AZ 85037
(602)877-9400/ FAX:877-9463
BROKER SHERRIFAGEN

AZ112- PRESCOTT, AZ
ALL AMERICAN INVESTMENTS
222 W. GURLEY STREET
PRESCOTT, AZ 86301
(520)778-2000/ FAX:778-4505
BROKER JAMES T. PURVIS

AZ18- SCOTTSDALE, AZ
NRS SIGMA GROUP
7950 E. ACOMA, SUITE 300
SCOTTSDALE, AZ 85260
(602)991-1460/ FAX:661-8171
BROKER/OWNER ANTJE PETERSON

AM- TUCSON, AZ
NATIONAL WRIGHT REALTY, INC.
8505 E. 22ND STREET
TUCSON, AZ 85710
(520)886-5541/ FAX:885-6567
(800)484-4051 (EXT0831)
BROKER WILLIE WRIGHT, JR

CALIFORNIA
C044- BENICIA, CA
NATIONAL PREMIUM PROPERTIES
506 CAPITOL DRIVE
BENICIA, CA 94510
(707)745-4000/ FAX:745-4595
BROKER/OWNER SANDY PALMIN

C507- CHULA VISTA, CA
NATIONAL GERI HUSTON & ASSOC.
680 TELEGRAPH CANYON RD.,
SUITE 101
CHULA VISTA, CA 91910
(619)421-1185/ FAX:421-1188
BROKER GERI HUSTON

C004- CONCORD, CA
RED CARPET BALDWIN & ASSOC.
5053 CLAYTON ROAD
CONCORD, CA 94521
(510)825-8100/ FAX:825-8183
BROKER ROBERT L. (BOB) BALDWIN

C524- LA CRESCENTA, CA
NATIONAL REAL ESTATE
PAGLIUS0, INC.
2606 FOOTHILL BLVD.
LA CRESCENTA, CA 91214
(818)248-8071/ FAX:248-8177
BROKER LESTER C. PAGLIUSO

C529- LOMPOC, CA
NATIONAL SHUMER REAL ESTATE
1000 EAST OCEAN AVENUE
LOMPOC, CA 93436
(805)736-7539/ FAX:735-8294
BROKER BRUCE SHUMER

C530- LONG BEACH, CA
RED CARPET COASTAL PROPERTIES
2155 BELLFLOWER BOULEVARD
LONG BEACH, CA 95336
(310)597-2481/ FAX:597-8759
BROKER DOROTHY A. CHERNEY

C03- MANTECA, CA
NATIONAL PAPWORTH PROPERTIES
204 N. SHERMAN AVENUE
MANTECA, CA 95336
(209)823-4722/ FAX:823-4727
BROKER/OWNER
CHRISTINE PAPWORTH

C032- SAN JOSE, CA
RED CARPET CAPITOL
311 -E NORTH CAPITOL AVENUE
SAN JOSE, CA 95133
(408)259-9433
BROKER WILLIAM A. WELCH

C554- SOUTHGATE, CA
RED CARPET MARGARITA MACHORRO
3333 TWEEDY BOULEVARD
SOUTH GATE, CA 90280
(213)564-1706/ FAX:564-0821
BROKER MARGARITA 0. MACHORRO

C052- TAHOE CITY, CA
NATIONAL TAHOE TIMBERLINE
505 WEST LAKE BOULEVARD
TAHOE CITY, CA 96145
(916)581-0183/ FAX:581-5322
BROKER MARY H. GIBSON

C565- WEST COVINA, CA
RED CARPET EASTWOOD REALTY, INC.
341 N. AZUSA AVENUE
WEST COVINA, CA 91791
(818)858-0600/ FAX:966-8899
BROKER DAMON PETTA
MANAGER CARL PETTA
SA MICHAEL MCCASLAND

C567- WHITTIER, CA
SOUTHLAND PROPERTIES
16256 E. WHITTIER BOULEVARD
WHITTIER, CA 90603
(310)943-6783/ FAX:943-0423
BROKER VIRGINIA VANIMAANEN

C038- WOODLAND, CA
NATIONAL TOWN & VALLEY PROPERTIES
428 FIRST STREET, SUITE 102
WOODLAND, CA 95695
(916)662-5404/ FAX:662-2457
BROKER KATHY E. AUKES

C569- WRIGHTWOOD, CA
NATIONAL COUNTRY LIFE REALTY
6050 PARK DRIVE, P.O. BOX 2820
WRIGHTWOOD, CA 92397
(619)249-5000/FAX:249-6223
BROKERS MARILYN WELLS &
PAM MORTIMER

COLORADO

CL02- DURANGO, CO
NATIONAL P.B.S. REALTY
2971 MAIN AVENUE
DURANGO, CO 81391
(970)247-1234/ FAX:259-61 11
(800)247-0090
BROKER LEROY GENE PEARCEY

FLORIDA

FL03- FORT WALTON BEACH, FL
NATIONAL HALLMARK REALTY SERVICE, INC.
327 - A RACETRACK ROAD, N.W.
FT. WALTON BEACH, FL 32548
(904)863-3191/ FAX:863-2980
BROKER KERRY KELLY
SA BARBARA KELLY

FL05- KISSIMMEE, FL
LUND GALLERY OF HOMES, INC.
1520 N. BERMUDA AVENUE
KISSIMMEE, FL 34741
(407)846-7000/ FAX:846-9044
BROKER CARLEEN C. LUND

ILLINOIS

IL01- ALGONQUIN, IL
NATIONAL KRISTENSEN REALTY SERVICES
114 SO. MAIN STREET
ALGONQUIN, IL 60102
(847)658-8664/ FAX:658-1897
BROKER CARL E. KRISTENSEN

11-55- ANTIOCH, IL
NATIONAL LANDMARK GROUP
562 HIDDEN CREEK DRIVE
ANTIOCH, IL 60002
(847)838-0130/ FAX:
BROKER GREGORY A. MILLER

IL03- ARLINGTON HEIGHTS, IL
NATIONAL SUNRISE RF-ALTY1325 E.
DAVIS STREET
ARLINGTON HEIGHTS, IL 60005
(847)870-1990/ FAX:870-5289
BROKER JAMES S. REGAN, I I I

IL57- ARLINGTON HEIGHTS, IL
NATIONAL REAL STAR
14 SOUTH DRYDEN
ARLINGTON HEIGHTS, IL 60004
(847)398-4300/ FAX:
BROKER/MANAGER
GREGORY A. SMITH

IL59- BUFFALO GROVE, IL
NATIONAL REAL STAR
123 MCHENRY ROAD
BUFFALO GROVE, IL 60089
(847)459-5600/ FAX: 459-3499

ILL 1 - CAROL STREAM, IL
NATIONAL VILLAGE REALTY
200 N. GARY AVENUE
CAROL STREAM, IL 60188
*(708)665-8030
FAX COM SERVICE (708)665-8176
BROKERS GORDON JOHNSON,
RORY HANSEN

IL43- CHICAGO, IL
NATIONAL ROSEN REALTY
5788 N. LINCOLN
CHICAGO, IL 60659
(312)334-0889/ FAX:334-8694
BROKER RANDY ROSEN

IL45- CHICAGO, IL
PROFESSIONALS REAL ESTATE
6430 N. CENTRAL AVENUE
CHICAGO, IL 60646
(312)631-7300/ FAX:631-6309
BROKER CHARLENE
 CARUSO-BARTELS

IL51- CHICAGO, IL
NATIONAL GOLDBERG & PERL844 W.
ARMITAGE AVENUE
CHICAGO, IL 60614
(312)477-9700/ FAX:549-1956
BROKER KENNETH GOLDBERG

IL60- CHICAGO, IL
NATIONAL PROFESSIONALS R.E.
6430 NORTH CENTRAL AVENUE, SUITE C
CHICAGO, IL 60646
(312)631-7300/ FAX: 631-6309
BROKER/MANAGER
JUDITH A. GOLNICK

IL15- DES PLAINES, IL
NATIONAL DIMASO REALTY, INC.
932 LEE STREET
DES PLAINES, IL 60016
(847)390-8282/ FAX:390-0518
BROKER VITO L. DIMASO

IL42- ELGIN, IL
NATIONAL STATE STREET REALTORS
523 NORTH STATE STREET
ELGIN, IL 60123
(847)695-7299/ FAX:695-7399
BROKER RICHARD C. HODGES

IL16- ELK GROVE, IL
NATIONAL RMH AMERICAN HERITAGE INC.
25 W. TURNER AVENUE
ELK GROVE VILLAGE, IL 60007
(847)363-6030/ FAX:364-6010
BROKER FRANK RAMLJAK

IL49- EVERGREEN PARK, IL
NATIONAL FIRST WORLD REALTY, INC.
9443 S. KEDZIE AVE
EVERGREEN PARK, IL 60805
(708)422-2995 BROKER RICK BOOKER

IL20- HOFFMAN ESTATES, IL
NATIONAL REAL STAR
2260 W. HIGGINS ROAD
HOFFMAN ESTATES, IL 60195
(847)843-0001/ FAX:843-1215
BROKER JOSEPH A. CARUSO
MANAGER INGER PERRINO

IL21- LIBERTYVILLE, IL
NATIONAL KEPHART/OTT REALTORS, INC.
411 S. MILWAUKEE AVENUE
LIBERTYVILLE, IL 60048
(847)549-8400/ FAX:549-9006
BROKER STEVEN R. KEPHART

IL08- LINCOLNSHIRE, IL
NATIONAL HOMESOURCE REAL
ESTATE SERVICE
16595 EASTON, SUITE 2A
LINCOLNSHIRE, IL 60069
(847)883-8300/ FAX:883-8351
PRESIDENT STEVEN A. NATHANSON

IL50- MCHENRY, IL
NATIONAL STEDMAN'S REAL ESTATE
MARKET PLACE, LTD.
2404 W. JOHNSBURG ROAD
MCHENRY, IL 60050
(815)385-0611/ FAX:385-0587
BROKER GUY STEDMAN

IL22- NEW LENOX, IL
NATIONAL ADVANTAGE, INC.
328 E. LINCOLN HIGHWAY
NEW LENOX, IL 60451
(815)485-0304/ FAX:485-0311
BROKER ELEANOR D. NASTEPNIAK

IL52- NORTHFIELD, IL
NATIONAL REALTY NETWORK
ONE NORTHFIELD PLAZA, SUITE 300
NORTHFIELD, IL 60093
(847)446-0540/ FAX:441-1885
BROKER EDWARD M. VARDON

IL23- OAK LAWN, IL
NATIONAL CONTEMPO REALTY, INC.
10945 SO. CICERO AVENUE
OAK LAWN, IL 60453
'(708)636-0101 / FAX:636-9388
BROKER MARY KAY O'SHEA-ELLIS

IL56- PALATINE, IL
NATIONAL REAL STAR
1915 SOUTH PLUM GROVE ROAD
PALATINE, IL 60067
(847)934-2300/ FAX:
BROKER/MANAGER WILLIAM C.
DALBEC

IL61-ROCKFORD, IL
NATIONAL TURNKEY REAL ESTATE
110 ALPINE RD., SUITE 107
ROCKFORD, IL 61108
(815)231-7157/FAX: (815)231-71
BROKER HILDE A. BER

Z01 1- SCHAUMBURG, IL
NATIONAL REAL ESTATE SERVICE OF IL., INC.
REGIONAL OFFICE
1375 SCHAUMBURG ROAD, #330
SCHAUMURG, IL 60194
(847)352-5000/ FAX:524-0298
REGIONAL VICE PRESIDENT JERRY
CLINNIN, PRESIDENT JOSEPH A. CARUSO

11-32- SCHAUMBURG, IL
DUVALICARUSO, REALTORS
922 W. IRVING PARK ROAD
SCHAUMBURG, IL 60172
(847)529-9891/ FAX:351-8625
BROKER JOSEPH A. CARUSO

11-33- SCHAUMBURG, IL
NATIONAL REAL STAR
33 S. ROSELLE ROAD, SUITE A
SCHAUMBURG, IL 60193
(847)529-0001/ FAX:529-3519
BROKER JOSEPH A. CARUSO

11-38- SCHAUMBURG, IL
DUVAUCARUSO, REALTORS
ADMINISTRATIVE BRANCH
1375 E. SCHAUMBURG RD., SUITE 330
SCHAUMBURG, IL 60194
(847)529-0007/ FAX:529-0298
MANAGER BARBARA LARSEN

11-44- SCHAUMBURG, IL
DUVAUCARUSO, REALTORS
33 S. ROSELLE ROAD, SUITE B
SCHAUMBURG, IL 60193
(847)529-1040/ FAX:529-3519
BROKER JOSEPH A. CARUSO

11-58- SCHAUMBURG, IL
NATIONAL REAL STAR
1491 WEST SCHAUMBURG ROAD
SCHAUMBURG, IL 60194
(847)307-6868/ FAX:
BROKER/ MANAGER DAN HUNTZICKER

11-48- WESTMONT, IL
NATIONAL THURM REALTY, INC.
34 N. CASS AVENUE
WESTMONT, IL 60559
-(708)971-8181 / FAX:971-21 10
BROKER KIMBERLY THURM

11-37- WILMETTE, IL
NATIONAL NORTH SHORE PREMIER
PROPERTIES
724 - 12TH STREET
WILMETTE, IL 60091
(847)251 -1111 / FAX:251-1221
BROKER BETH BOWDEN

INDIANA

INOO- CROWN POINT, IN
NATIONAL MILLER REALTY, INC.
102 NORTH INDIANA AVENUE
CROWN POINT, IN 46307
(219)663-2400/ FAX:663-2406
BROKER ALLEN T. MILLER

IN08- MERRIVILLE, IN
NATIONAL TRI-COUNTY REALTY, INC.
145 E. 61STSTREET
MERRIVILLE, IN 46410
(219)980-2102/ FAX:980-0000
BROKER BILL PUTZ

IN02- MICHIGAN CITY, IN
NATIONAL REALTY SERVICES OF
LAPORTE COUNTY, INC.
7421 JOHNSON ROAD
MICHIGAN CITY, IN 46360
(219)255-1899/ FAX:879-531 0
BROKER GERALD GREENWALD

IN09- MISHAWAKA, IN
NATIONAL B.L. REALTY
3618 GRAPE ROAD, SUITE A
MISHAWAKA, IN 46545
(219)255-1899/ FAX:258-0186
MANAGER MARYJ. BOOTH

IN10- MISHAWAKA, IN
NATIONAL B.L. REALTY
3618 GRAPE ROAD, SUITE B
MISHAWAKA, IN 46545
(219)255-1899/ FAX:258-0186
MANAGER MARY J. BOOTH

IN03- MUNSTER, IN
NATIONAL CARE REALTY
8202 CALLIMET AVENUE
MUNSTER, IN 46321
(219)836-5412/ FAX:836-4080
BROKER BHARAT (BOB) SHAH

IN04- SCHERERVILLE, IN
NATIONAL CARE REALTY
2315 WICKER AVENUE,
(U.S. HIGHWAY 41)
SCHERERVILLE, IN 46375
(219)865-0865/ FAX:865-0868
BROKER BHARAT SHAH

IN07- VALPARAISO, IN
NATIONAL NORTHWEST INDIANA REALTY, INC.
390 W. U.S. HIGHWAY 6, SUITE 10
VALPARAISO, IN 46383
(219)762-0442/ FAX:763-2881
BROKER LARRY GERHART
OWNER THOMAS J. GLANCY

IN06- WANATAH, IN
NATIONAL S & W REALTY
10027 WEST U.S. 30 - P.O. BOX 331
WANATAH, IN 46390
(219)733-2589/ FAX:733-2303
BROKERS VERNON SEXTON,
EARL WERNER

MICHIGAN

MOOO- ALGONAC, MI
RED CARPET KEIM R J SMITH, INC.
4181 M-29 HIGHWAY
ALGONAC, MI 48001
(810)794-5544
BROKER JOSEPH C. FOURNI

M001- ALLEN PARK, MI
RED CARPET KEIM VIKING, INC.
17415 ECORSE ROAD
ALLEN PARK, MI 46101
(313)386-4400
BROKER RICHARD RICHARDSON

M086- ANN ARBOR, MI
RED CARPET KEIM BROOKSHIRE
3123 OAK VALLEY DRIVE
ANN ARBOR, MI 48103
JEFF BROOKSHIRE

M002- ATLANTE, MI
RED CARPET KEIM FERGUSON ASSOCIATES
FAST STATE BOX 84
ATLANTE, MI 49709
(517)785-3309
BROKER ROBERT FERGUSON

M003- BEAVERTON, MI
RED CARPET KEIM LAKE FOREST
1239 EAST ESTEY ROAD
BEAVERTON, MI 48612
(517)435-7755
JOE T. PERRAS

M004- BELLEVILLE, MI
RED CARPET KEIM PROP. UNLIMITED, INC.
P.O. BOX 592, 8380 BELLEVILLE ROAD
BELLEVILLE, MI 48111
(313)697-0099
BROKER ANGELA NETTRO

M005- BIRMINGHAM, MI
RED CARPET KEIM BIRMINGHAM
1955 SOUTH WOODWARD
BIRMINGHAM, MI 48011
(810)645-5800
BROKER ALGER BUTTS

M006- BRIGHTON, MI
RED CARPET KEIM ELGEN REALTORS
401 EAST GRAND RIVER
BRIGHTON, MI 48116
(313)227-5000
EUGENE P. GUTIERREZ

M007- BROWN CITY, MI
RED CARPET KEIM DYNAMIC, INC.
P.O. BOX 165, 4128 EASTMAIN
BROWN CITY, MI 48416
(810)346-2700
BROKER RICK TANK

M008- CADILLAC, MI
RED CARPET KEIM ACCENT R.E.
P.O. BOX 966
CADILLAC, MI 49601
(616)775-1314
BROKER LINDA L. TUTTLE

M010- COLEMAN, MI
RED CARPET KEIM ANYTIME
116 WEST RAILWAY, BOX 368
COLEMAN, MI 48618
(517)465-1122
BROKER LILIAN L. DOWD

M011- DAVIDSON, MI
RED CARPET KEIM ACTION GROUP
223 NORTH STATE
DAVIDSON, MI 48423
(810)653-0600
BROKER KENNETH DUETSCH

M012- DEARBORN, MI
RED CARPET KEIM DEARBORN INC.
22735 MICHIGAN AVENUE
DEARBORN, MI 48124
(313)565-0450
BROKER WILLIAM G. KNOOP, JR.

M013- DEARBORN HEIGHTS, MI
RED CARPET KEIM PLUS, INC.
27366 WEST WARREN
DEARBORN HEIGHTS, MI 48127
(313)277-7070
BROKER ALBERT RICE

M014- DETROIT, MI
RED CARPET KEIM CHESBRAND
12740 EAST SEVEN MILE
DETROIT, MI 48205
(313)834-7550
CHESTER GODLEWSKI

015- DETROIT, MI
RED CARPET KEIM METRO DETROIT
18438 MORANG
DETROIT, MI 48205 (313)526-3990
GORDON RECK

M016- DETROIT, MI
RED CARPET KEIM TEAM ONE
15715 EAST WARREN
DETROIT, MI 48224
(313)885-6630
R013ERT HUGHES

M017- DETROIT, MI
RED CARPET KEIM UNITY, INC.
19480 LIVERNOIS
DETROIT, MI 48221
(313)862-2400
WILLIE MERRIWEATHER

M018- EAST DETROIT, MI
RED CARPET KEIM ACE R/E, INC.
23043 GRATIOT
EAST DETROIT, MI 48021
(313)779-0200
JAMES E. WROBEL

M019- FARMINGTON, MI
RED CARPET KEIM MIDWEST, INC.
31715 GRAND RIVER
FARMINGTON, MI 48330
(313)477-0880
TOM ISBELL

M020- FARMINGTON HILL, MI
RED CARPET KEIM MAPLE WEST, INC.
28592 ORANGE LAKE ROAD
FARMINGTON HILL, MI 48018
(313) 533-5888
LEO FITZPATRICK

M021- FENTON, MI
RED CARPET KEIM ACTION GROUP 11
435 NORTH LEROY
FENTON, MI 48430
(313)629-2211
JUDY BRANT

M023- FLUSHING, MI
RED CARPET KEIM EQUITY, INC.
111 SOUTH SEYMOUR
FLUSHING, MI 48433
(313)733-5400
LLOYD BREWER

M024- GARDEN CITY, MI
RED CARPET KEIM WILL TIPTON RE
32515 FORD ROAD
GARDEN CITY, MI 48135
(313)733-5400
WILLTIPTON

M025- GROSSE ILE, MI
RED CARPET KEIM`VIKING INC.
8922 MACOMB
GROSSE ILE. MI 48138
(313)675-2290

M027- GROSSE PT. WOODS, MI
RED CARPET KEIM SHOREWOOD R/E
20439 MACK AVENUE
GROSSE PT. WOODS, MI 48236
(313)886-8710
PHILLIP PATANIS

M028- HARPER WOODS, MI
RED CARPET KEIM WOODS, INC.
20052 KELLY
HARPER WOODS, MI 48225
(313)371-4010
GEORGE TERRENCE BESSER

M03O- HIGHLAND, MI
RED CARPET KEIM MECK REALTY, INC.
101 EAST LIVINGSTON ROAD
HIGHLAND, MI 48357
(313)887-7575
PAUL MECK IENBORG

M031- HOLLY, MI
RED CARPET KEIM LEE HYDE, INC.
3064 GRANGE HALL
HOLLY, MI 48442
(313)629-1520
LEE HYDE

M032- HOLT, MI
RED CARPET KEIM G/K, INC.
4525 WILLOUGHBY
HOLT, MI 48842
(517)694-1121
ROBERT GARCHOW

M033- HOUGHTON LAKE, MI
RED CARPET KEIM HOUGHTON LAKE
1411 WEST HOUGHTON LAKE D., ZL 4
HOUGHTON LAKE, MI 48629
(517)366-5344
FRED E. BOWMAN

M034- INDIAN RIVER, MI
RED CARPET KEIM A. SMITH
P.O. BOX 430, ANDREWS PLAZA
INDIAN RIVER, MI 49749
(616)238-9338
RICHARD W. ANDREW

M035- INKSTER, MI
RED CARPET KEIM WILL COOPERATE
3767 INKSTER ROAD
INKSTER, MI 48141
(313)274-3141
ERNESTINE WILLIAMS

M036- KALASKA, MI
RED CARPET KEIM NORTHERN PROP.
317 MAPLE
KALKASKA, MI 49646
(616)258-9300
GEORGE T. BESSER

M038- LAPEER, MI
RED CARPET KEIM DAN SCRIMGER
858 SOUTH MAIN STREET
LAPEER, MI 48446
(313)664-1811
DAN SCRIMGE

M084- LATHRUP VILLAGE, MI
RED CARPET KEIM SUPERIOR
27340 SOUTHFIELD ROAD
LATHRUP VILLAGE, MI 48076
(313)559-7470
PHILLIP LANG

M039- LEWISTON, MI
RED CARPET KEIM FERGUSON
ASSOCIATES
P.O. BOX 775, OLSEN STREET
LEWISTON, MI 49756
(517)789-2651

M040- LEXINGTON, MI
RED CARPET KEIM JACQUES & ASSOCIATES
5790 MAIN
LEXINGTON, MI 46450
(313)359-7316
GARYJACQUES

M041- LINCOLN PARK, MI
RED CARPET KEIM VIKING, INC.
3125 FORT
LINCOLN PARK, MI 48146
(313)388-7305 DON SEELOF

M047- MACOMB, MI
RED CARPET KEIM HENDERSON & ASSOCIATES
45245 ROMEO PLANK, #A
MACOMB, ML 48044
(313)263-4540
PAUL HENDERSON

M043- MARLETTE, MI
RED CARPET KEIM DYNAMIC, INC.
2734 NORTH VAN DYKE, BOX 216
MARLETTE, MI 48453
(517)635-7417
RICK TANK

M044- MILFORD, MI
RED CARPET KEIM PROFESSIONALS
436 NORTH MAIN STREET
MILFORD, MI 48381
(313)685-1522
PAUL GANGNIER

M045- MIO, MI
RED CARPET KEIM DETRICH R/E
P.O. BOX 128, 408 SOUTH MORENCI
MIO, MI 48647
(517)826-6100
NORMAN L. DETRICH

M046- MOUNT CLEMENS, MI
RED CARPET KEIM GATES
36755 GRATIOT
W. CLEMENS, MI 48043
(313)491-3570
RANDALL E. GATES

M048- MOUNT CLEMENS, MI
RED CARPET KEIM MACOMB R/E
40060 HAYES
MT. CLEMENS, MI 48044
(313)75"880
DENNIS N. NABOR

MA049- NEW BALTIMORE, MI
RED CARPET KEIM HEWITT, INC.
30538 TWENTY-THREE MILE ROAD
NEW BALTIMORE, ML 48047
(313)949-5590 JACOB HEWITT, JR.

M050- NOVI, MI
RED CARPET KEIM C. MASON INC.
43390 10 MILE ROAD
NOVI, MI 48050
(313)344-1800
CAROL MASON

M051- OKEMOS, MI
RED CARPET KEIM CEDAR REALTY
2567 JOLLY ROAD
OKEMOS, MI 48864
(517)349-4990
JAMES GOULDING

M052- ONAWAY, MI
RED CARPET KEIM ONAWAY
BLACK LAKE
P.O. BOX 731
ONAWAY, MI 49765
(517)733-8563
RICHARD W. ANDREW

M053- OXFORD, MI
RED CARPET KEIM ORION/OXFORD
766 SOUTH LAPEER
OXFORD, MI 48051
(313)628-4869
LOUISE HERFIGOTT

M054- PLYMOUTH MI
RED CARPET KEIM 9OUTH, INC.
1115 SOUTH MAIN
PLYMOUTH, MI 48170
(313)453-0012
RICHARD RANDAZZO

M055- PORT HURON, MI
RED CARPET KEIM METRO R.E. CO.
3061 COMMERCE DRIVE, #5
PORT HURON, MI 48060
(313)385-3000
PAUL MARTIN

M056- REDFORD, MI
RED CARPET KEIM DOYLE & ASSOC.
14358 SARASOTA
REDFORD, MI 48239
(313)937-0777
JOHN T. DOYLE

M057- RICHMOND, MI
RED CARPET KEIM EDGINGTON ASSOC.
6880 MAIN
RICHMOND, MI 48062
(313)727-2737
DAVE EDGINGTON

M0IG- ROSEVILLE, MI
RED CARPET KEIM JASON R.E.
28445 UTICA ROAD
ROSEVILLE, MI 48066
(313)771-4000
GARY C. DAY

M060- ROSEVILLE, MI
RED CARPET KEIM MCHUGH & ASSOC.
30401 UTICA ROAD
ROSEVILLE, MI 48066
(313)778-8200
EDWARD A. (TONY) MCHUGH

M058- ROSCOMMON, MI
RED CARPET KEIM E. STAR, INC.
639 WEST HIGGINS LAKE/ZONE
ROSCOMMON, MI 48653
(517)821-8585
DONALD J. PARKER

M067- SAINT CLAIRE SHORES, MI
RED CARPET KEIM SHOWPLACE HOME
26800 HARPER
ST. CLAIRE SHORES, MI 48081
(313)777-9700
GARY MILLER

M068- SAINT CLAIRE SHORES, MI
RED CARPET KELM AMERICAN HERITAGE, INC.
29050 HARPER
ST. CLAIRE SHORES, MI 48081
(313)445-1200
EDWARD T. HARRIS

M069- SAINT HELEN, MI
RED CARPET KEIM DUNBAR-BELL
1727 NORTH M-76
ST. HELEN, MI 48656
(517)389-3312
PAULINEJENNEMAN

M062- SANDUSKY, MI
RED CARPET KEIM DYNAMIC, INC.
14 NORTH MORSE
SANDUSKY,ML 48471
(313)648-3700
RICK TANK

M063- SAULT SAINT MARIE, MI
RED CARPET KEIM NORTHLAND INC.
1514 ASHMUN
SAULT ST. MARIE, MI 49783
(906)635-1558
DONNA M. BERGFALK

M085- SOMERSET CENTER, MI
RED CARPET KEIM SANTI REALTY
12370 EAST CHICAGO ROAD
SOMERSET CENTER, MI 49282
JAMES D. SANTI

M064- SOUTHFIELD, MI
RED CARPET KEIM WALKER &
ASSOCIATES
22110 WEST 10 MILE ROAD
SOUTHFIELD, MI 48034
(313)354-1500
JUDY WALKER

Z013- SOUTHFIELD, MI
RED CARPET KEIM- REGIONAL OFFICE
29201 TELEGRAPH, SUITE 410
SOUTHFIELD, MI 48034
(810)799-9300/ FAX:799-9905
JOHN KAVANAGH

M065- SOUTHGATE, MI
RED CARPET KEIM VIKING INC.
14160 PENNSYLVANIA
SOUTHGATE, MI 48195
(313)285-7000
RICHARD RICHARDSON

M070- STANDISH, MI
RED CARPET KEIM DUNBAR-BELL
430 SOUTH HURON
STANDISH, MI 48658
(517)846-6949
BARBARA CRISTOFERO

M071- STERLING HEIGHTS, MI
RED CARPET KEIM TABBI & ASSOC.
3603 EAST FOURTEEN MILE
STERLING HEIGHTS, MI 48077
(313)977-3333 RICHARD TABBI, JR.

M072- TAYLOR, MI
RED CARPET KEIM VIKING INC.
22347 GODDARD
TAYLOR, MI 48180
(313~287-4660

M073- TRENTON, MI
RED CARPET KEIM VIKING INC.
16061 VREELAND
TRENTON, MI 48183
(313)676-9000
RALPH MANGENO

M075- TROY, MI
RED CARPET KEIM CONCIERGE
290 TOWN CENTER DRIVE
TROY, MI 48084
(313)689-4600
STEVEN J. GOTTLIEB

M077- WARREN, ML
RED CARPET KEIM EAST, INC
28673 HOOVER
WARREN, MI 48093
(313)751-5500
CHARLES D. KRISFALUSI

M1078- WATERFORD, MI
RED CARPET KEIM HAVILAND, INC.
3650 DDAE HIGHWAY
WATERFORD, MI 48329
(313)673-1291

M079- WEST BLOOMFIELD, ML
RED CARPET KEIM ASSOCIATES, INC.
5635 WEST MAPLE ROAD
WEST BLOOMFIELD, MI 48322
(313)855-9100
JAMES E. BOUDREAU

M080- WEST BRANCH, MI
RED CARPET KEIM DUNBAR-BELL
2814 COOK ROAD
WEST BRANCH, MI 48661
(517)345-3730
WILLIAM E. BELL

M081- WESTLAND, MI
RED CARPET KEIM WESTLAND INC.
505 EAST WAYNE ROAD
WESTLAND, MI 48185
(313)729-2500
EDWARD MARTLN

M082- YPSILANTI, MI
RED CARPET KEIM BROOKSHIRE
3150 PACKARD
YPSILANTI, MI 48197
(313)434-3500
DAVID HAMILTON

NEVADA

NV04- CARSON CITY, NV
NATIONAL BEST SELLERS
503 N. DIVISION STREET
CARSON CITY, NV 89703
(702)883-8500/ FAX:882-6932
OWNER JENNY BACIGALUPI
SA CLAUDIA DOSSEY

NV01- LAS VEGAS, NV
ABOUT REAL ESTATE
735 NORTH NEWS BOULEVARD
LAS VEGAS, NV 89110
(702)453-48041 FAX:459-1798
BROKER TERI KELLERER

NV06- LAS VEGAS, NV
LAS VEGAS REALTY, INC.
601 S. RANCHO DRIVE
BUILDING D, SUITE 34
LAS VEGAS, NV 89106
(702)386-6122/ FAX:384-6025
BROKER BERNIE MOGSTAD

NV12- LAS VEGAS, NV
NATIONAL SUNRISE REALTY
450 N. NELLIS, BOX 190
LAS VEGAS, NV 89110
(702)459-7300/ FAX:459-1392
BROKER ALAN CUTLER

NV13- LAS VEGAS, NV
NATIONAL REAL ESTATE RESOURCES
1750 S. RAINBOW BLVD., SUITE 18
LAS VEGAS, NV 89102
(702)877-6868/ FAX:877-1891
(800)665-0603
BROKER/OWNER CHRIS SCARCELLI

NV14-LAS VEGAS, NV
NATIONAL RESIDENTIAL GROUP
3650 S. DECATUR BLVD. SUITE 33
LAS VEGAS, NIV 89103
(702) 871-4188/FAX:871-1974
BROKER RICHARD KRIEGER

NV15-LAS VEGAS, NV
YOUR REAL ESTATE CO.
3416 E. LAKE MEAD #8
N. LAS VEGAS, NV 89030
(702) 399-4449/FAX: 399-3039
BROKER THOMAS LISIEWSK

NV17-LAS VEGAS, NV
LAS VEGAS FIRST REALTY
3000 W. CHARLESTON #2
LAS VEGAS, NV 89102
(702)259-9155/FAX:259-6131
BROKER VIRGINIA JONES

NV19-LAS VEGAS, NV
PACIFIC INTERNATIONAL PROPERTIES
2660 S. RAINBOW BLVD., #B-102
LAS VEGAS, NV 89102
(702)365-7999/FAX:368-1642
BROKER RON MACKO

SOUTH CAROLINA

SC10- SIMPSONVILLE, SC
SHOWMAN REAL ESTATE
632 NORTH MAIN STREET
SIMPSONVILLE, NC 29681
(803)963-8123/ FAX:967-2764
BROKER JIM WRIGHT

SC07- SUMTER, SC
NATIONAL CAROLINA REALTY OF SUMTER, INC.
1240 ALICE DRIVE
SUMTER, SC 29153
(803)469-8900/ FAX:469-7000
BROKER JOYCE D. SHORTER
MANAGER TOMMIE R. SHORTER, JR.
SA LYNN SHORTER

TEXAS

TX03- BAYTOWN, TX
RED CARPET OPRYCHEK & ASSOC.
608 PARK STREET
BAYTOWN, TX 77520
(713)427-1711/ FAX:420-3901
BROKER CAROLE W. OPRYSHEK

TX10- KILLEEN, TX
CHARLES BRADLEY & COMPANY
904C N. FORT HOOD STREET
KILLEEN, TX 76541
(817)526-7534/ FAX:526-7538
BROKER CHARLES BRADLEY

TX13- SAN ANTONIO, TX
NATIONAL TERRI SCHULTZ & ASSOCIATES
2427 THOUSAND OAKS
SAN ANTONIO, TX 78232
(210)494-5221/ FAX:494-41 11
BROKER TERRILYN F. SCHULTZ

UTAH

UT01- SALT LAKE CITY, UT
SECURITY NATIONAL REALTY
OFFERING THE HELP-U-SELL SYSTEM
3455 SOUTH WEST TEMPLE
SALT LAKE CITY, LIT 84115
(801)484-9995
BROKER MIKE LARSEN

WASHINGTON

WA03- POINT ROBERTS, WA
NATIONAL MOUNTAIN SOUND PROPERTIES
1385 GULF RD
POINT ROBERTS, WA 98281
(360)945-1011 / FAX:945-1012
BROKER FRANK NEY
MANAGER PAUL RUSK

WISCONSIN

11-53- MANITOWISH WATERS, WL
NATIONAL ADVANTAGE, NSP, INC.
P.O. BOX 362, WEST
139 MANRROWISH WATERS, WI
54545 (715)543-8900/ FAX:543-8917
BROKER DICK PAVLOV

                               SCHEDULE 1.1(a)(ii)

                           LIST OF ASSIGNED CONTRACTS

                                       N/A

                                SCHEDULE 1. 1 (b)

                               LIST OF TRADEMARKS

                           UNITED STATES REGISTRATIONS

Mark                                Reg. No.     Registration Date
----                                --------     -----------------
National Real Estate Service        1,469,561        12/15/1987
National Real Estate Service        1,843,168        7/5/1994

UNITED STATES APPLICATIONS

Mark                          Serial No.      Filing Date
----                          ----------      -----------
National Listing System       74/329,076       11/6/1992
National Listing Service      74/419,545       7/28/1993
NLS                           74/419,416       7/28/1993
House by Mouse                74/431,804        9/1/1993
House by Mouse                74/431,508        9/1/1993
Homework is What We Do Best   74/526,488       5/19/1994

UNITED STATES REGISTRATIONS

Mark                                Reg. No.     Registration Date
----                                --------     -----------------
Homework is What We Do Best         1,488,805        5/17/1988
FEMCO                               1,405,228        8/12/1986
Wall to Wall Protection Plan        1,129,040         1/8/1980
Wall to Wall                        1,138,913        8/19/1980
Red Carpet and Design               1,087,827        3/21/1978
Design Only                         1,087,826        3/21/1978
Red Carpet                          1,077,113        11/8/1977
Red Carpet                          1,003,533        1/28/1975

                                 SCHEDULE 1.1(d)

                         COMPUTER HARDWARE AND SOFTWARE

5 H-P Vectra personal computers, Model VE 4/66 and associated software

                                   SECTION 3.6

                                S & S ACQUISITION

         In April 1994, S & S Acquisition Corp. was named as a defendant in a lawsuit filed in the Court of Queens Bench of Alberta, Judicial district of Edmonton, Canada, Case Number 9403-07235, entitled 475878 ALBERTA LTD. V. S & S ACQUISITION CORP., ET. AL. Plaintiff is the former Master Regional Franchisee for the Province of Alberta. S & S Acquisition Corp. terminated the franchise in July 1993 for breach of the Franchise Agreement. In the statement of claim, the plaintiff seeks an interim and permanent injunction against S & S Acquisition Corp. from carrying on any activities in the Province of Alberta which are the same or similar to the rights granted to the plaintiff in the Master Regional Franchise Agreement, an injunction restraining S & S Acquisition Corp. from entering into any agreement with defendant Showcase Marketing Services, Inc. for the rights to the Master Regional Franchise for the Province of Alberta, a declaration that the Master Regional Franchise Agreement of Alberta was not validly terminated and damages for alleged breach of contract. The Court denied the plaintiffs application for an interim injunction. S & S Acquisition Corp. is currently defending the lawsuit.

     In May 1995, S & S filed a lawsuit in the State of Utah's Third Judicial District Court in Salt Lake County entitled S & S ACQUISITION CORP. VS. NRS BLOCK BROS REALTY LTD., NATIONAL REAL ESTATE SERVICES, INC., AND RONALD N. DIXON, Case Number 950903798CN. NRS Block Bros. is the parent company of National Real Estate Service, Inc., and Ron Dixon is an individual who owns a controlling interest in NRS Block Bros. In the Complaint, S & S alleges breach of contract, fraud, and contractual interference. S & S seeks judgment against the Defendants for all general and consequential damages sustained by S & S in an amount to be determined at court but not less than $250,000, plus attorneys' fees and costs. S & S also seeks judgment against NRS and National for enforcement of the Agreements, and enjoining NRS and National from contacting S & S's franchisees without S & S's prior consent, making any disparaging statements against S & S, interfering with S & S's relations with its franchisees. In July of 1996, S & S prevailed on a Motion for Summary Judgement. However, an Amended Complaint was filed ten days later. Counsel for NRS has indicated they wish to settle the matter and have asked for an accounting between the companies regarding the various claims with the intent of establishing final settlement figures.

     In May 1995, S & S was named as defendant in a lawsuit filed in the United States District Court's Central Division, Utah District, Case Number 2:95CV 501B. entitled NATIONAL REAL ESTATE SERVICE, INC., VS, S & S ACQUISITION CORPORATION . As stated in Item I of this offering circular. S & S acquired the assets of National Real Estate Service, Inc. effective December 1994. Shortly after that date, the Plaintiff and S & S signed a Support Service Agreement in which National Real Estate Service, Inc. agreed to provide certain services to the U.S. National Real Estate Service franchises. In the Complaint, the plaintiff seeks to terminate the Asset Purchase Agreement and Service Agreement, alleging that S & S has materially breached the Agreements, The plaintiff also seeks a full accounting and award of damages, a request for reconveyance and injunctive relief, costs, and attorneys' fees. S & S denies the allegations and is currently defending the lawsuit.

     In May 1995, S & S was named as defendant in a lawsuit field in the 15th Judicial Circuit Court of Palm Beach County, Florida, Case Number CL95-3421 Al, entitled MERLE ANN PHILLIPS, KEVIN CLARKE PHIILIPS, AND MEYER KORMAN VS. S & S ACQUISITION CORPORATION, AS SUCCESSOR TO NATIONAL REAL ESTATE SERVICE,. INC. The Plaintiff is the National Real Estate Service Area Franchisor for Florida. In the Complaint and Demand for Jury Trial, the plaintiff seeks a preliminary and mandatory injunction and a permanent mandatory injunction ordering S & S to cease and desist from combining the National Real Estate Service program with any other competing national real estate franchise system, and from permitting any competing area franchisor within the State of Florida to sell real estate franchise offices. The plaintiff also requests the court to order S & S to provide all services set forth in the Area Franchisor Agreement, and to order S & S to remit all payments due to the Plaintiffs under the Area Franchise Agreement. The Plaintiff also seeks costs, attorneys' fees, and all other relief provided by the Court. S & S is currently defending the lawsuit.

                                    EXHIBIT I

THE SECURITIES REPRESENTED BY AND ISSUABLE UNDER THIS CERTIFICATE MAY NOT BE OFFERED FOR SALE, SOLD, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND ALL APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN OPINION OF SECURITIES COUNSEL FOR THE COMPANY THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND ALL APPLICABLE STATE SECURITIES LAWS IS AVAILABLE THEREFOR.

NOT EXERCISABLE
PRIOR TO THE STRIKE DATE
OR AFTER 5:00 P.M., NEWPORT BEACH, CALIFORNIA, TIME,
ON THE EXPIRATION DATE

HOMELIFE, INC.

WARRANT TO PURCHASE COMMON STOCK

         This is to certify that, FOR VALUE RECEIVED, S & S ACQUISITION CORP., a New Jersey corporation ("holder"), is entitled, subject to the terms of this Warrant, to purchase from HOMELIFE, INC., a Nevada corporation (the "Company"), at any time or times during business hours on a day on which banking institutions are authorized to conduct business in the City of Newport Beach, California, on or after January 31, 1998 (the "Strike Date"), but not after 5:00 p.m., Newport Beach, California, time, on January 31, 2002 (the "Expiration Date"), TWO HUNDRED THOUSAND (200,000) fully paid and nonassessable shares of the Common Stock of the Company (the "Common Stock"), at an initial purchase price of SIX AND 00/100 DOLLARS ($6.00) per share in lawful money of the United States. The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for a share of Common Stock may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares" and the exercise price for a share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Purchase Price".

         (a) EXERCISE OF WARRANT. In case the holder of this Warrant shall exercise all or any part of the purchase right evidenced by this Warrant, the holder shall surrender this Warrant on the Purchase Date with the Form of Exercise at the end hereof duly executed by the holder, to the Company at the principal office of the Company, accompanied by payment of the Purchase Price for the number of shares specified in such Form of Exercise, together with any applicable federal and state tax relating to such exercise. This Warrant may be exercised only in whole.

         (b) DELIVERY OF STOCK CERTIFICATES, ETC. As soon as practicable after any exercise of this Warrant and payment of the sum payable upon such exercise, and in any event within 10 days thereafter, the Company, at its expense, will cause to be issued in the name of and delivered to the holder of this Warrant, or in the name of a permitted transferee as such holder may direct, a certificate or certificates for the number of fully paid and nonassessable Warrant Shares (or other securities or property to which such holder shall be entitled upon such exercise), plus, in lieu of any fractional Warrant Shares to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then-current fair market value ("Market Value") of one full Warrant Share. The Market Value shall be the Closing Price (as hereinafter defined) for one full share of Common Stock on the business day immediately preceding the day of exercise. As used herein, the term "Closing Price" shall mean the last sale price regular way or, in case no sale takes place on such day, the average of the closing bid and asked prices regular way, in either case on the principal national securities exchange on which the Common Stock of the Company is listed or admitted to trading, or if not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices on such day as reported on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or if not reported on NASDAQ, as furnished by the National Quotation Bureau, Inc., or a similar reporting organization. All calculations with respect to the Closing Price shall be made to the nearest cent. Issuance and delivery of the Warrant Shares deliverable on the due exercise of this Warrant may be postponed by the Company and its transfer agent during any period, not exceeding thirty days, for which the transfer books of the Company for the Common Stock are closed between (1) the record date set by the Board of Directors for the determination of shareholders entitled to vote at or to receive notice of any shareholders' meeting, or entitled to receive payment of any dividends or to any allotment of rights or to exercise rights in respect of any change, conversion or exchange of capital stock, and (2) the date of such meeting of shareholders, the date for the payment of such dividends, the date for such allotment of rights, or the date when any such change or conversion or exchange of capital stock shall go into effect, as the case may be.

         (c) EXCHANGE AND TRANSFER OF WARRANT. Upon surrender for exchange of this Warrant (in negotiable form, if not surrendered by the holder named on the face hereof) to the Company and payment of any applicable federal and state taxes, the Company, at its expense, will issue and deliver new Warrants of like tenor, calling in the aggregate for the same number of Warrant Shares, in the denomination or denominations requested to or on the order of such holder and in the name of such holder or as such holder may direct. Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder of this Warrant as absolute owner for all purposes without being affected by any notice to the contrary. This Warrant may not be sold, transferred, assigned, or hypothecated other than to a directly or indirectly wholly-owned subsidiary of the holder, or to the shareholders of the holder upon the holder's liquidation.

(d)      ANTIDILUTION PROVISIONS.

                  (1) ADJUSTMENT OF NUMBER OF SHARES. The number of Warrant Shares to be received upon the exercise of this Warrant and the Purchase Price per share to be paid shall be subject to adjustment from time to time as follows:

                         (A) DIVIDENDS, RECLASSIFICATIONS, ETC. In case,
prior to the expiration of this Warrant by exercise or by its terms, the Company shall at any time issue Common Stock as a stock dividend or other distribution, or subdivide the number of outstanding shares of Common Stock into a greater number of shares, then, in either of such cases, the Purchase Price per share of the Warrant Shares purchasable pursuant to this Warrant in effect at the time of such action shall be proportionately reduced and the number of Warrant Shares at that time purchasable pursuant to this Warrant shall be proportionately increased; and conversely, in the event the Company shall contract the number of outstanding shares of Common Stock by combining such shares into a smaller number of shares, then, in such case, the Purchase Price per share of the Warrant Shares purchasable pursuant to this Warrant in effect at the time of such action shall be proportionately increased and the number of Warrant Shares at that time purchasable pursuant to this Warrant shall be proportionately decreased. If the Company shall, at any time during the life of this Warrant, declare a dividend payable in cash on its Common Stock and shall at substantially the same time offer to the holders of its Common Stock a right to purchase new Common Stock from the proceeds of such dividend or for an amount substantially equal to the dividend, all shares of Common Stock so issued shall, for the purpose of this Warrant, be deemed to have been issued as a stock dividend. Any dividend paid or distributed upon the Common Stock in shares of any other class of securities convertible into Common Stock shall be treated as a dividend paid in Common Stock to the extent that Common Stock is issuable upon the conversion thereof.

                         (B) NO ADJUSTMENT FOR SMALL AMOUNTS. The Company
shall not be required to give effect to any adjustment in the Purchase Price unless and until the net effect of one or more adjustments, determined as provided above, shall have required a change of the Purchase Price by at least one percent (1%) of such Purchase Price; provided, however, that any adjustments which by reason of this Section (d)(1) are not required to be made shall be carried forward and taken into account (together with any other adjustments so carried forward) in any subsequent adjustment. All calculations made under this Section (d)(1) shall be made to the nearest one cent ($.01) or to the nearest one-hundredth (1/100) of a share, as the case may be, but in no event shall the Company be obligated to issue fractional shares upon the exercise of this Warrant.

                  (2) COMMON STOCK DEFINED. Whenever reference is made in this Section (d) to the issue or sale of shares of Common Stock, the term "Common Stock" shall mean the Common Stock of the Company of the class authorized as of the date hereof and any other class of stock ranking on a parity with such Common Stock. However, subject to the provisions of Section
(e) hereof, shares issuable upon exercise of this Warrant shall include only shares of the class designated as Common Stock of the Company as of the date hereof.

         (e) RECLASSIFICATION, REORGANIZATION, MERGER, ETC. In case, prior to the expiration of this Warrant by exercise or by its terms, of any capital reorganization, recapitalization, reclassification or other change of the outstanding shares of Common Stock of the Company (other than as provided for in Section (d)(1)(A) hereof), or in case of any consolidation, merger or share exchange of the Company with or into any other corporation (other than a merger or share exchange with a subsidiary in which the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding Common Stock), or in case of any sale or conveyance to any other corporation of all or substantially all of the properties and assets of the Company, then, and in each such case, the Company shall cause effective provision to be made so that the holder of this Warrant shall have the right to receive, upon the exercise of this Warrant as provided herein, upon the consummation of such reorganization, recapitalization, reclassification, consolidation, merger, share exchange, sale or conveyance, the kind and amount of shares of stock or other securities or property receivable upon such reorganization, recapitalization, reclassification, consolidation, merger, share exchange, sale or conveyance by a holder of the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such reorganization, recapitalization, reclassification, consolidation, merger, share exchange, sale, or conveyance. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. A copy of such provision shall be furnished to the holder(s) of Warrants within 10 days after execution of the appropriate agreement pertaining to same and, in any event, prior to any consolidation, merger, share exchange, sale or conveyance subject to the provisions of this Section (e). The foregoing provisions of this Section (e) shall similarly apply to successive capital reorganizations, recapitalizations, reclassifications and changes of shares of Common Stock and to successive consolidations, mergers, share exchanges, sales or conveyances.

         (f) DETERMINATION OF ADJUSTED PURCHASE PRICE. Upon the occurrence of each event requiring an adjustment of the Purchase Price and of the number of Warrant Shares purchasable pursuant to this Warrant in accordance with, and as required by, the terms of this Warrant, the Company shall send written notice thereof to the holder(s) of this Warrant, which notice shall state the Purchase Price resulting from such adjustment, and any increase or decrease in the number of Warrant Shares to be acquired upon exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such notice shall be conclusive and shall be binding upon such holder unless contested by such holder by written notice to the Company within 10 days after receipt thereof by such holder.

     (g) NOTICE TO WARRANT HOLDERS. In case, prior to the expiration of this Warrant by exercise or by its terms:

                  (1) The Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable otherwise than in cash at an established annual or quarterly rate, or any other distribution in respect of the Common Stock (including cash in an amount other than at an established annual or quarterly rate), pursuant to, without limitation, any spinoff, split-off or distribution of the Company's assets; or

                  (2) The Company shall take a record of the holders of its Common Stock for the purpose of entitling them to subscribe for or purchase any shares of any class or to receive any other rights; or

          (3) Of any classification, reclassification, or other reorganization of the capital stock of the Company, consolidation, merger, or share exchange of the Company with or into another corporation or conveyance of all or substantially all of the assets of the Company; or

     (4) Of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, and in any such case, the Company shall mail to the holder of this Warrant, at least 10 days prior to such record date, a notice stating the date or expected date on which a record is to be taken for the purpose of such dividend, distribution, or rights, or the date on which such classification, reclassification, reorganization, consolidation, merger, share exchange, conveyance, dissolution, liquidation or winding up is to take place, as the case-may be.

         (h) LIQUIDATION AND DISSOLUTION. In case the Company, at any time while this Warrant or any part hereof shall remain unexpired or unexercised, shall sell all or substantially all of its property or dissolve, liquidate or wind up its affairs, the holder of this Warrant may thereafter receive upon exercise hereof in lieu of each share of Common Stock of the Company which such holder would have been entitled to receive, the same kind and amount of any securities or assets as may be issuable, distributable or payable upon any such sale, dissolution, liquidation or winding up with respect to each share of Common Stock of the Company.

         (i) RESERVATION OF SHARES. The Company will reserve and have at all times available sufficient Shares deliverable against the due exercise of this Warrant to satisfy the rights and privileges contained herein.

         (j) EXPIRATION. The right to exercise this Warrant shall expire after 5:00 pm., Murrieta, California, time, on the Expiration Date, and, except as otherwise expressly provided herein, no rights herein given to the holder of this Warrant shall exist thereafter.

         (k) WARRANT HOLDER NOT DEEMED A SHAREHOLDER. No holder, as such, of this Warrant shall be entitled to vote or receive dividends or be deemed the holder of shares of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any organization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance of record to the holder of this Warrant of the Shares which he is then entitled to receive upon the due exercise of this Warrant.

     (1) NO LIMITATION ON CORPORATE ACTION. No provisions of this Warrant and no right or option granted or conferred hereunder shall in any way limit, affect or abridge the exercise by the Company of any of its corporate rights or powers to recapitalize, amend its Articles of Incorporation, reorganize, consolidate or merge with or into another corporation, or to transfer all or any part of its property or assets, or the exercise of any other of its corporate rights and powers.

     (m) NOTICES. All communications hereunder shall be in writing and shall be deemed duly given when delivered personally or three days after being mailed by first class mail, postage prepaid, properly addressed, if to the Company, HomeLife, Inc., at 4100 Newport Place, Suite 730, Newport Beach, California 92660, Attention: Chairman, or if to the holder hereof, S & S Acquisition Corp., 102 West 500 South, Suite 600, Salt Lake City, Utah 84101
Attention: Meredith Price. The Company or the holder hereof may change such address at any time or times by notice hereunder to the other.

     (n) GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the laws of the State of California, without giving effect to principles of conflicts of laws.

Dated: January 16, 1997

                                                   HOMELIFE, INC.

                                                   By:   /s/ Andrew Cimerman
                                                      -------------------------
                                                   Andrew Cimerman
                                                   Its:  Chairman